UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 17, 2006
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act      (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act      (17 CFR 240.13e-4(c))

ITEM 7.01                 Regulation FD Disclosure.

On May 17, 2006, Arch Capital Group Ltd. issued a press release announcing its $125 million public offering of preferred shares. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01                 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated May 17, 2006 announcing Arch Capital Group Ltd.’s $125 million public offering of preferred shares.

99.4	Free Writing Prospectus dated May 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: May 17, 2006	By:	/s/ John D. Vollaro
		Name:	John D. Vollaro
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated May 17, 2006 announcing Arch Capital Group Ltd.’s $125 million public offering of preferred shares.

99.4	Free Writing Prospectus dated May 17, 2006.